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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                       Date of Report: September 11, 2000




                             iNTELEFILM CORPORATION
             (Exact name of registrant as specified in its charter)


       MINNESOTA                     0-21534                     41-1663712
       ---------                     -------                     ----------
    (State or other           (Commission File No.)        (IRS Employer ID No.)
     jurisdiction
   of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (612) 925-8840
                                 --------------
              (Registrant's telephone number, including area code)

                Children's Broadcasting Corporation (former name)



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ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on September 8, 2000, and attached hereto as an exhibit, relating to the acquisition of Cosmic Inventions, LLC, by webADTV.com, Inc., a subsidiary of the Registrant.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB for the year ended December 31, 1999.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated September 8, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2000                               iNTELEFILM CORPORATION



                                                BY:     /s/ James G. Gilbertson
                                                        ------------------------
                                                        James G. Gilbertson
                                                ITS:    Chief Operating Officer





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                                  EXHIBIT INDEX

99.1     Press Release dated September 8, 2000.